UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

Jo-Ann Stores
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on June 11, 2008.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:

• Proxy Statement	• Video Annual Report
• Annual Report on Form 10-K	• Shareholder Letter
To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before May 28, 2008.
To request material:     Internet: www.proxyvote.com       Telephone: 1-800-579-1639       **Email: sendmaterial@proxyvote.com
**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
Jo-Ann Stoes, Inc.
5555 Darrow Road
Hudson, OH 44236

JO-ANN STORES, INC.

Vote In Person
At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM.
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Saving Time, on June 10, 2008. Have your notice in hand when you access the web site and follow the instructions.

Vote By Telephone
To vote by telephone, go to www.proxyvote.com. Use the telephone number provided on the website to vote your shares up until 11:59 P.M. Eastern Daylight Saving Time, on June 10, 2008.
Vote By Mail
To vote by mail, follow the instructions above to request a paper copy of the proxy materials, which will include a proxy card to vote your shares.

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Meeting Time
The Annual Meeting for holders as of April 14, 2008 is to be held on June 11, 2008 at 9:00 A.M., EDT
Meeting Location and Directions

Annual Meeting to be held at Jo-Ann Stores, Inc. Corporate Conference Center 5373 Darrow Road (Route 91) Hudson, OH 44236
From The North
Take I-71 or I-77 South to the Ohio Turnpike (I-80)
Merge onto I-80 E toward YOUNGSTOWN (Portions toll)
Merge onto OH-8 S via EXIT 180
Take the OH-303 ramp toward HUDSON / PENINSULA
Turn LEFT onto W STREETSBORO RD. / OH-303;
Continue to follow OH-303
Turn RIGHT onto TEREX RD.
Turn RIGHT onto DARROW RD. / OH-91 N.

From The South
Take I-77 North
Keep LEFT to take OH-8 N via EXIT 125A toward
CUYAHOGA FALLS
Take the STEELS CORNERS RD. exit, Turn RIGHT
E STEELS CORNERS RD. becomes HUDSON DR.
Turn RIGHT onto NORTON RD.
Turn LEFT onto DARROW RD. / OH-91 N

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Voting items
The Directors recommend that you vote FOR all Nominees in Item 1 and FOR each of the Proposals 2, 3 and 4.

1.	To elect eight directors to serve until the 2009 Annual Meeting of Shareholders and until a successor is elected and qualifies.

Nominees:

	01) Joseph DePinto	05) David Perdue
	02) Ira Gumberg	06) Beryl Raff
	03) Patricia Morrison	07) Tracey Travis
	04) Frank Newman	08) Darrell Webb

2.	To ratify the selection of Ernst & Young LLP to serve as our independent registered public accountants for the fiscal year ending January 31, 2009.

3.	To approve a new Incentive Compensation Plan.

4.	To approve a new Associate Stock Ownership Plan.

5.	To transact such other business as may properly come before the meeting.
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